EXHIBIT 10.21
                                                                   -------------

                             SUBSCRIPTION AGREEMENT


                                             Name of Subscriber ________________

Bridgeline Software, Inc.
10 Sixth Road
Woburn, MA 01801

Ladies and Gentlemen:

         1. SUBSCRIPTION. I (sometimes referred to herein as the "Investor") hereby subscribe for and agree to purchase ___ Unit(s) (as defined below) of Bridgeline Software, Inc., a Delaware corporation (the "Company"), on the terms and conditions described herein and in the Private Placement Memorandum of the Company and the Appendixes thereto (collectively, the "Offering Documents"), each dated April ___, 2006, together with all supplements, if any, relating to this offering. Terms not defined herein are as defined in the Offering Documents. The purchase price per Unit is $100,000. The Minimum Offering is $1,100,000, or 11 Units/the Maximum Offering is $2,300,000, or 23 Units. The Units are being offered on behalf of the Company by registered broker-dealer Joseph Gunnar & Co., LLC (the "Placement Agent"). The Company and the Placement Agent have the option to increase the offering by up to an additional 5 Units, or $500,000, on a "best efforts" basis. Affiliates of the Placement Agent and of the Company may purchase securities in this Offering, and any such purchases will be considered part of the Minimum Offering amount sold.

         THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS $___________.

         THE UNDERSIGNED WILL PURCHASE THE FOREGOING UNITS FROM THE COMPANY ON OR BEFORE THE TERMINATION OF THE OFFERING PERIOD (AS THE SAME MAY BE EXTENDED BY THE COMPANY AND THE PLACEMENT AGENTS); IF AND ONLY IF THE COMPANY NOTIFIES THE UNDERSIGNED THAT SUBSCRIPTION AGGREGATING $_______ HAVE BEEN RECEIVED AND ACCEPTED BY THE COMPANY, AND REPRESENT GOOD FUNDS IN THE COMPANY'S ESCROW ACCOUNT.

         2. DESCRIPTION OF UNITS; LOCK-UP. Each Unit consists of (i) an interest bearing senior secured note in principal amount of $100,000 (the "Note"), and
(ii) a five-year warrant to purchase 10,000 shares of Company common stock, par value $.001 per share ("Common Stock") at an exercise price of $.001 per share (the "Warrant") (collectively, the Note and Warrant are referred to as a "Unit"). The shares issuable upon exercise of the Warrant are eligible for certain registration rights as set forth in the Warrant; provided, however, that the Investor hereby agrees to certain six-month post-IPO lock-ups (as set forth in the Offering Documents) pursuant to the underwriter's customary lock-up agreement.

         3. PURCHASE; REGISTRATION RIGHTS.

                  (a) I hereby tender to the Company cash or a check or wire transfer (information to be provided to me on my request) made payable to the order of U.S. Bank, AS ESCROW AGENT, as escrow agent for the Company in the amount indicated above, an executed copy of this Subscription Agreement and an executed copy of my Purchaser Investor Questionnaire. The wire information is:

         U.S. Bank
         ABA No.:  091000022
         Corporate Trust Services
         Acct. No.:  173103321050
         Attn:  Betty Hammer
         Ref:  Bridgeline Subscription Escrow, Acct No. 793506000

                  (b) The Offering shall terminate on the earliest of: (a) the sale of the Maximum Offering, or (b) May 31, 2006, unless extended without notice to the Investors by the Company and the Placement Agent for no more than two (2) thirty (30) day periods (the "Termination Date"). Prior to the Termination Date, payments delivered herewith will be held in an escrow account, but may be immediately released to the Company upon acceptance of the subscription. Upon the earlier of a closing for my subscription or completion of the offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

                  (c) The Warrant and Warrant Shares shall have the Registration Rights set forth in Section (j) of the Warrant.

         4. ACCEPTANCE OR REJECTION OF SUBSCRIPTION.

                  (a) I understand and agree that the Company reserves the right to reject this subscription for the Units, in whole or in part, for any reason and at any time prior to the Closing, notwithstanding prior receipt by me of notice of acceptance of my subscription.

                  (b) In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect. In the event my subscription is accepted and the offering is completed, the funds specified above shall be released to the Company.

         5. CLOSING. The closing ("Closing") of this offering may occur any time and from time to time after the Company has received and accepted subscriptions before the Termination Date. The Units subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Units has occurred.

         6. DISCLOSURE. Because this offering is limited to accredited investors as defined in Section 2(15) of the Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Act and applicable state securities laws, the Units are being sold without registration under the Act. I acknowledge receipt of the Offering Documents and all

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

related documents and represent that I have carefully reviewed and understand the Offering Documents and its exhibits. I have received all information and materials regarding the Company that I have requested.

I fully understand that the Company has a limited financial and operating history and that the Units are speculative investments which involve a high degree of risk of the loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Units and I am qualified by my knowledge and experience to evaluate investments of this type. I have carefully considered the potential risks relating to the Company and purchase of its Units and have, in particular, reviewed each of the risks set forth in the Offering Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Units.

         7. INVESTOR REPRESENTATIONS AND WARRANTIES. I acknowledge, represent and warrant to, and agree with, the Company as follows:

                  (a) I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have read carefully the Offering Documents.

                  (b) I acknowledge and am aware that there is no assurance as to the future performance of the Company.

                  (c) I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Units, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

                  (d) I am purchasing the Units for my own account for investment purposes and not with a view to or for sale in connection with the distribution of the Units, the Notes, the Warrants, or the shares of Common Stock issuable upon exercise of the Warrants, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Units have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under applicable securities laws of certain states or an exemption from such registration is available. Furthermore, I hereby acknowledge and agree that I will not sell, transfer, pledge, encumber, give or otherwise dispose of, either publicly or privately, the Units, the Notes, or the shares of Common Stock issuable upon exercise of the Warrants. I hereby authorize the Company to place a legend denoting the restrictions on the Units that may be issued to me, as well as the Notes, Warrants, and shares of Common Stock issuable upon exercise of the Warrants.

                  (e) Except as described in my Purchaser Investor Questionnaire, I am not a member of the National Association of Securities Dealers, Inc. ("NASD"); I am not and have

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

not, for a period of twelve (12) months prior to the date of this Subscription Agreement, been affiliated or associated with any company, firm, or other entity which is a member of the NASD; and I do not own any stock or other interest in any member of the NASD (other than interests acquired in open market purchases).

                  (f) I recognize that the Units, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Units is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

                  (g) I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents and related documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Units and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

                  (h) I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Act in connection with evaluating such merits and risks.

                  (i) I have relied solely upon my own investigation in making a decision to invest in the Company.

                  (j) I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (k) I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

                  (l) I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

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

                  (m) I am an "accredited investor" as defined in Section 2(15) of the Act and in Rule 501 promulgated thereunder. I can bear the entire economic risk of the investment in the Units for an indefinite period of time and I am knowledgeable about and experienced in investments in the equity securities of non-publicly traded companies, including early stage companies. I am acquiring the Units for my own account for investment purposes only and not with a view to the resale or distribution of such securities within the meaning of the Act. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

                  (n) I understand that (i) the Units and the underlying securities have not been registered under the Act, or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Act and certain state securities laws.

                  (o) I understand that (i) since neither the offer nor sale of the Units has been registered under the Act or the securities laws of any state, the Units may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available, and
(ii) it is not anticipated that there will be any market for the resale of the Units.

                  (p) I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

                  (q) If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

                  (r) The information contained in my Purchaser Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company.

         I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

         8. INDEMNIFICATION. I hereby agree to indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, and counsel against any and all

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
losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys' fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Purchaser Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

         9. SEVERABILITY. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         10. CHOICE OF LAW AND JURISDICTION. This Subscription Agreement shall be governed by and construed in all respects under the laws of the State of New York, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted only in federal and state courts in the City, County and State of New York. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

         11. COUNTERPARTS. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

         12. BENEFIT. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

         13. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery or by facsimile delivery, as follows:

                  Investor:           At the address designated on the signature
                                      page of this Subscription Agreement.

                  The Company:        Bridgeline Software, Inc.
                                      10 Sixth Road
                                      Woburn, MA 01801
                                      Attn: Thomas Massie, President and CEO
                                      Fax: (781) 376-5033

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

                  With a copy to:     Morse, Barnes-Brown & Pendleton, P.C.
                                      Reservoir Place, 1601 Trapelo Road
                                      Waltham, MA 02451
                                      Fax: (781) 622-5933
                                      Attention: Joseph C. Marrow, Esq.

         or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         14. ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

         15. SECTION HEADINGS. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

         16. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Units.

         17. ACCEPTANCE OF SUBSCRIPTION. The Company may accept this Subscription Agreement at any time for all or any portion of the Units subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

RESIDENTS OF ALL STATES: THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE UNITS ARE SUBJECT TO REGISTRATIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY

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

OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


































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

Manner in Which Title is to be Held. (check one)

___ Individual Ownership
___ Community Property
___ Joint Tenant with Right of Survivorship (both parties must sign)
___ Partnership
___ Tenants in common
___ Corporation
___ Trust
___ IRA or Keough
___ Other (please indicate)

                                           Dated:
                                                  ------------------------------

INDIVIDUAL INVESTORS                       ENTITY INVESTORS
                                           Name of entity, if any
---------------------------------
Signature (Individual)
                                           By:
                                               --------------------------------
                                                *Signature
                                           Its
---------------------------------               --------------------------------
Signature (Joint)                               Title
(all record holders must sign)                        --------------------------


---------------------------------          -------------------------------------
Name(s) Typed or Printed                   Name Typed or Printed

Address to Which Correspondence            Address to Which Correspondence
Should be Directed                         Should be Directed

---------------------------------          -------------------------------------

---------------------------------          -------------------------------------
City, State and Zip Code                   City, State and Zip Code

---------------------------------          -------------------------------------
Tax Identification or                      Tax Identification or
Social Security Number                     Social Security Number

          * IF UNITS ARE BEING SUBSCRIBED FOR BY ANY ENTITY, THE CERTIFICATE OF SIGNATORY ON THE NEXT PAGE MUST ALSO BE COMPLETED

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

                                           BRIDGELINE SOFTWARE, INC.

Dated:                                     By:
       --------------------------              ---------------------------------
                                               Thomas Massie, President and CEO

                            CERTIFICATE OF SIGNATORY


        (To be completed if Units are being subscribed for by an entity)



         I, _______________________________, the _______________________________
                 (NAME OF SIGNATORY)                         (TITLE)

                  of______________________________ "Entity"),               a


                  ________________________________________
                               (NAME OF ENTITY)


                  ________________________________________
                               (TYPE OF ENTITY)


hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this       day of        , 2006.



                                                       -------------------------
                                                              (SIGNATURE)

                                   SCHEDULE A


Anderson, Neil T.
Auersperg, Paul
Balfour Associates LP
Burg Family Trust
Callahan, Brian
Coldrick, William
Davenport, Edward C.
Davis, James
Dupree, Thomas
Fortune Footwear
Freed, Albert
Herbert Wrabel Living Trust
High Capital Funding, LLC
Jia, Charles
Kotler, Elia
Landy, John
Lefebvre, Scott & Suzanne
Lowrance, Larry
Massie, Thomas & Theresa
McCoy, Robert S.
Panagolpolous, John & Betty
Rizos, George
Troutman, John
Baker, Christopher P.
Davis, James
Dupree, Thomas
Heffernan, Ronald
Kersch, Mitchell & Allison
McLemore, Robert
Mead, Ian D.
Seeger, Robert & Kara